UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07460

Exact name of registrant as specified in charter:	Delaware Investments® Dividend and Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2012

Item 1. Reports to Stockholders

Annual Report	Delaware Investments® Dividend and Income Fund, Inc.
November 30, 2012

The figures in the annual report for Delaware Investments Dividend and Income Fund, Inc. represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Closed-end fund

Table of contents

Portfolio management review	1
Performance summary	3
Security type/sector allocation and top 10 equity holdings	5
Statement of net assets	7
Statement of operations	15
Statements of changes in net assets	16
Statement of cash flows	17
Financial highlights	18
Notes to financial statements	19
Report of independent registered public accounting firm	28
Other Fund information	29
Board of trustees/directors and officers addendum	37
About the organization	39

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2012, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2013 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Investments® Dividend and Income Fund, Inc.
December 11, 2012

Performance preview (for the year ended Nov. 30, 2012)
Delaware Investments Dividend and Income Fund, Inc. @ market price	1-year return	+25.10%
Delaware Investments Dividend and Income Fund, Inc. @ NAV	1-year return	+22.88%
Lipper Closed-end Income and Preferred Stock Funds Average @ market price	1-year return	+22.02%
Lipper Closed-end Income and Preferred Stock Funds Average @ NAV	1-year return	+21.72%
Past performance does not guarantee future results.

For complete, annualized performance for Delaware Investments Dividend and Income Fund, Inc., please see the table on page 3.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

For the 12-month period ended Nov. 30, 2012, Delaware Investments Dividend and Income Fund, Inc. returned +22.88% at net asset value and +25.10% at market price (both figures reflect all distributions reinvested). Complete annualized performance information for the Fund is shown in the table on page 3.

Modest improvements in economic conditions

The U.S. economy continued its sluggish but steady growth during the Fund’s fiscal year. While U.S. gross domestic product — a measure of the goods and services produced by the nation — expanded rapidly in late 2011, growth slowed significantly thereafter. High unemployment continued to be a major challenge, with the country’s jobless rate finishing the Fund’s fiscal year at 7.9%, still uncomfortably high but a notable improvement compared to the 9.0% level at the beginning of the fiscal year. (Data: U.S. Commerce Department; U.S. Labor Department.)

Against this backdrop, the U.S. Federal Reserve continued its efforts to stimulate economic growth by keeping short-term interest rates at a historically low level and initiating a third round of so-called “quantitative easing” in the form of bond-buying programs. Policy action continued overseas as well, as European officials dealt with a lingering sovereign debt crisis. Many European countries were in recession when the Fund’s fiscal year drew to a close.

Financial markets responded positively

Encouraged by the aggressive actions of central banks around the world, financial markets delivered reasonably strong returns during the fiscal year, with riskier assets faring particularly well. U.S. equities, for example, generated a gain of 16.13%, as measured by the S&P 500® Index, while high yield bonds rose 16.57%, as measured by the BofA Merrill Lynch U.S. High Yield Constrained Index. Other income-generating asset classes that gained ground included real estate investment trusts (REITs), convertible securities, dividend-paying international equities, and investment grade bonds. (Performance data: Bloomberg.)

A focus on large-cap equity, high yield

The Fund’s primary objective is to seek high current income, with a secondary objective of capital appreciation. In managing the Fund, we pursue these goals by investing broadly in a range of income-generating securities. These include “core” fixed income holdings (such as Treasury and agency securities), as well as investment grade and high yield corporate bonds, convertible bonds, REITs, and large-cap value stocks.

The Fund’s allocation to large-cap value equity investments, amounting to 35% of portfolio assets at the end of the fiscal year, provided a healthy contribution to Fund performance. Within this group of holdings, the consumer discretionary sector was particularly strong. The Fund’s holdings in the financial sector were likewise beneficial.

High yield securities play a prominent role in the Fund’s strategy of seeking income from a variety of asset types, and represented the largest allocation of assets within the Fund during the fiscal year. Our approach to the asset class is marked by an eye toward risk. As the Fund’s fiscal year progressed and bond prices continued to reach what we viewed as excessively high levels, we reassessed the Fund’s high yield exposure somewhat. We concluded that the overall risk-reward balance had become less

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2012, and subject to change.

(continues)       1

Portfolio management review

Delaware Investments® Dividend and Income Fund, Inc.

attractive, prompting us to take a more defensive stance to help lessen the negative effects of potential declines in bond prices.

With monetary policy in the U.S. driving rates lower, our preferred approach has been twofold:

  Invest in hard assets as we aim to help shield the Fund’s portfolio from the potential inflationary results of Fed policies — as represented by our investments in REITs.

  Invest in financial assets as we aim to help provide what the Fed’s policies are taking away — that is, yield — which we attempt to achieve by investing in high yield bonds, dividend-paying equities, and convertibles.

Notes on the Fund’s allocations to other asset types:

  Among REITs, we continued to favor real estate companies with strong fundamentals and relatively easy access to credit.

  In a market environment in which equities turned in robust results, convertibles did not generate comparable gains. The Fund’s focus on convertibles that exhibited defensive characteristics somewhat muted the Fund’s performance in this asset class.

A consistent management strategy

Our basic strategy remained the same during the Fund’s fiscal year, just as it has across all performance periods: We continued assembling a diversified collection of income-generating securities that provides competitive yield, while aiming to achieve greater upside potential than bonds and better downside protection than equities. Diversification, it should be noted, does not protect against losses.

As always, we emphasized reasonably priced securities when making new additions to the Fund’s portfolio. At the same time, we liquidated holdings that we believed had become expensive relative to their return prospects.

A more defensive posture going forward

As the Fund’s fiscal year progressed, our overall sense of caution increased. After three years of strong market returns and proactive economic stimulus by the world’s central banks, we finished the fiscal year with a more defensive outlook, which translated to (1) seeking to avoid securities that we view as having an unfavorable risk-reward balance, (2) taking profits in higher-priced securities, and (3) initiating steps to help hedge the portfolio’s risk. In the months ahead, we will be monitoring market conditions to see if an even more defensive stance may be warranted.

Performance summary

Delaware Investments® Dividend and Income Fund, Inc.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918.

Fund performance
Average annual total returns
through Nov. 30, 2012	1 year	5 years	10 years	Lifetime
At market price	+25.10%	+4.46%	+8.27%	+7.44%
At net asset value	+22.88%	+4.11%	+9.11%	+8.29%

Diversification may not protect against market risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors. REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund borrows through a line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to leverage.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 6%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception.

Past performance is not a guarantee of future results.

Fund basics
As of Nov. 30, 2012

Fund objectives
The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

Total Fund net assets
$82 million

Number of holdings
408

Fund start date
March 26, 1993

NYSE symbol
DDF

(continues)       3

Performance summary

Delaware Investments® Dividend and Income Fund, Inc.

Market price versus net asset value (see notes below)
Nov. 30, 2011, through Nov. 30, 2012

	Starting value (Nov. 30, 2011)	Ending value (Nov. 30, 2012)
Delaware Investments Dividend and Income Fund, Inc. @ NAV	$7.67	$8.66
Delaware Investments Dividend and Income Fund, Inc. @ Market price	$6.89	$7.92

Past performance is not a guarantee of future results.

Performance of a $10,000 investment
Average annual total returns from Nov. 30, 2002, through Nov. 30, 2012

	Starting value (Nov. 30, 2002)	Ending value (Nov. 30, 2012)
Delaware Investments Dividend and Income Fund, Inc. @ NAV	$10,000	$23,901
Delaware Investments Dividend and Income Fund, Inc. @ Market price	$10,000	$22,158
Lipper Closed-end Income and Preferred Stock Funds Average @ Market price	$10,000	$22,128
Lipper Closed-end Income and Preferred Stock Funds Average @ NAV	$10,000	$21,618

The “Performance of a $10,000 investment” graph assumes $10,000 invested in the Fund on Nov. 30, 2002, and includes the reinvestment of all distributions at market value. The graph assumes $10,000 in the Lipper Closed-end Income and Preferred Stock Funds Average at market price and at NAV. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Investments Dividend and Income Fund, Inc. was initially offered with a sales charge of 6%. Performance shown in both graphs above does not include fees, the initial sales charge, or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

The Lipper Closed-end Income and Preferred Stock Funds Average represents the average return of closed-end funds that normally seek a high level of current income through investing in income-producing stocks, bonds, and money market instruments, or funds that invest primarily in preferred securities, often considering tax code implications (source: Lipper).

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The BofA Merrill Lynch U.S. High Yield Constrained Index, mentioned on page 1, tracks the performance of U.S. dollar–denominated high yield corporate debt publicly issued in the U.S. domestic market, but caps individual issuer exposure at 2% of the benchmark.

Market price is the price an investor would pay for shares of the Fund on the secondary market. NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance is not a guarantee of future results.

Security type/sector allocation and
top 10 equity holdings

Delaware Investments® Dividend and Income Fund, Inc.
As of November 30, 2012 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security Type/Sector	of Net Assets
Common Stock	73.13%
Consumer Discretionary	3.70%
Consumer Staples	7.58%
Diversified REITs	1.13%
Energy	8.79%
Financials	7.10%
Healthcare	10.70%
Healthcare REITs	2.18%
Hotel REITs	0.73%
Industrial REITs	0.97%
Industrials	5.17%
Information Technology	6.41%
Mall REITs	2.69%
Manufactured Housing REIT	0.38%
Materials	1.51%
Mixed REITs	0.94%
Mortgage REITs	0.45%
Multifamily REITs	1.67%
Office REITs	1.00%
Real Estate Management & Development	0.00%
Self-Storage REITs	0.87%
Shopping Center REITs	1.07%
Single Tenant REIT	0.21%
Specialty REITs	2.45%
Telecommunications	3.53%
Utilities	1.90%
Convertible Preferred Stock	2.53%
Convertible Bonds	10.78%
Basic Industry	0.15%
Capital Goods	1.25%
Communications	1.10%
Consumer Cyclical	1.47%
Consumer Non-Cyclical	1.90%
Energy	0.49%
Financials	0.84%
Industrials	0.29%
Real Estate	0.25%
Services	0.72%
Technology	2.32%
Corporate Bonds	41.38%
Automobiles	1.30%
Banking	1.10%
Basic Industry	5.57%
Capital Goods	2.07%
Communications	3.64%
Consumer Cyclical	3.49%
Consumer Non-Cyclical	1.22%
Energy	4.97%
Financials	1.17%
Healthcare	2.89%
Insurance	1.70%
Media	3.67%
Services	5.14%
Technology	2.74%
Utilities	0.71%
Senior Secured Loans	2.11%
Limited Partnership	1.18%
Exchange-Traded Fund	0.45%
Preferred Stock	0.97%
Warrant	0.00%
Short-Term Investments	2.60%
Securities Lending Collateral	7.20%
Total Value of Securities	142.33%
Obligation to Return Securities Lending Collateral	(7.39%)
Borrowing Under Line of Credit	(34.54%)
Other Liabilities Net of Receivables and Other Assets	(0.40%)
Total Net Assets	100.00%

(continues)       5

Security type/sector allocation and
top 10 equity holdings

Delaware Investments® Dividend and Income Fund, Inc.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets
Halliburton	1.92%
Cisco Systems	1.89%
Marathon Oil	1.89%
Pfizer	1.87%
Baxter International	1.87%
Merck	1.84%
Northrop Grumman	1.83%
Comcast Class A	1.82%
Bank of New York Mellon	1.82%
Simon Property Group	1.81%

Statement of net assets

Delaware Investments® Dividend and Income Fund, Inc.
November 30, 2012

	Number of
	Shares	Value
Common Stock – 73.13%
Consumer Discretionary – 3.70%
Comcast Class A	40,000	$1,487,200
† DIRECTV Class A	1,550	77,035
Lowe’s	40,500	1,461,645
		3,025,880
Consumer Staples – 7.58%
Archer-Daniels-Midland	49,400	1,318,980
CVS Caremark	29,200	1,358,092
Kimberly-Clark	700	60,004
† Kraft Foods Group	26,833	1,213,388
Mondelez International Class A	34,900	903,561
* Safeway	78,200	1,338,002
		6,192,027
Diversified REITs – 1.13%
* Fifth Street Finance	28,741	309,828
Lexington Reality Trust	59,900	574,441
* Nieuwe Steen Investments	269	2,152
Vornado Realty Trust	465	35,540
		921,961
Energy – 8.79%
Chevron	12,800	1,352,832
ConocoPhillips	24,700	1,406,418
Halliburton	47,000	1,567,450
Marathon Oil	50,000	1,542,500
Occidental Petroleum	17,500	1,316,175
		7,185,375
Financials – 7.10%
Allstate	36,000	1,457,280
Bank of New York Mellon	62,100	1,486,674
Marsh & McLennan	41,700	1,468,674
Travelers	19,600	1,388,072
		5,800,700
Healthcare – 10.70%
† Alliance HealthCare Services	7,323	9,081
Baxter International	23,000	1,524,210
Cardinal Health	35,900	1,452,155
Johnson & Johnson	20,000	1,394,600
Merck	34,000	1,506,200
Pfizer	61,189	1,530,948
Quest Diagnostics	22,900	1,323,162
		8,740,356
Healthcare REITs – 2.18%
HCP	3,850	173,443
Health Care REIT	7,660	451,097
LTC Properties	2,800	91,616
Omega Healthcare Investors	8,000	183,360
Ventas	13,797	878,179
		1,777,695
Hotel REITs – 0.73%
Ashford Hospitality Trust	9,000	81,450
DiamondRock Hospitality	12,300	107,502
LaSalle Hotel Properties	3,100	74,741
Summit Hotel Properties	37,600	330,128
		593,821
Industrial REITs – 0.97%
† First Industrial Realty Trust	26,400	348,480
ProLogis	1,080	36,655
STAG Industrial	21,700	409,045
		794,180
Industrials – 5.17%
† Delta Air Lines	24	240
† Flextronics International	4,400	25,476
Northrop Grumman	22,400	1,494,080
Raytheon	24,200	1,382,546
Waste Management	40,700	1,325,599
		4,227,941
Information Technology – 6.41%
Cisco Systems	81,700	1,544,947
Intel	55,400	1,084,178
Motorola Solutions	25,742	1,401,652
Xerox	177,400	1,208,094
		5,238,871
Mall REITs – 2.69%
CBL & Associates Properties	6,300	141,813
General Growth Properties	4,429	85,790
Macerich	1,326	74,919
Pennsylvania Real Estate
Investment Trust	24,600	409,836
* Rouse Properties	228	3,420
Simon Property Group	9,747	1,482,811
		2,198,589
Manufactured Housing REIT – 0.38%
Sun Communities	8,100	312,660
		312,660
Materials – 1.51%
duPont (E.I.) deNemours	28,700	1,238,118
		1,238,118
Mixed REITs – 0.94%
* Digital Realty Trust	7,550	487,277
* DuPont Fabros Technology	4,100	94,669
Liberty Property Trust	2,300	80,109
PS Business Parks	1,600	103,184
		765,239
Mortgage REITs – 0.45%
Chimera Investment	20,100	55,074
Starwood Property Trust	13,500	308,610
		363,684
Multifamily REITs – 1.67%
Apartment Investment &
Management	12,119	303,823
Associated Estates Realty	6,100	92,293
BRE Properties	4,200	204,330
Camden Property Trust	2,950	193,815
Education Realty Trust	25,000	257,750
Equity Residential	5,600	310,856
		1,362,867

(continues)       7

Statement of net assets

Delaware Investments® Dividend and Income Fund, Inc.

	Number of
	Shares	Value
Common Stock (continued)
Office REITs – 1.00%
* Alstria Office REIT	23,400	$287,378
Boston Properties	400	41,052
Brandywine Realty Trust	9,700	115,721
* Government Properties
Income Trust	4,100	94,505
Parkway Properties	20,500	275,520
		814,176
Real Estate Management &
Development – 0.00%
† Howard Hughes	1	74
		74
Self-Storage REITs – 0.87%
Extra Space Storage	2,800	98,420
Public Storage	4,350	611,784
		710,204
Shopping Center REITs – 1.07%
Equity One	6,800	140,556
Federal Realty Investment Trust	300	31,212
First Capital Realty	11,881	220,672
Kimco Realty	17,230	331,850
Ramco-Gershenson Properties Trust	5,200	69,576
* Weingarten Realty Investors	3,000	81,540
		875,406
Single Tenant REIT – 0.21%
* National Retail Properties	5,700	175,104
		175,104
Specialty REITs – 2.45%
EPR Properties	2,420	109,747
Home Loan Servicing Solution	39,400	770,270
Plum Creek Timber	5,785	247,887
Potlatch	4,125	160,669
Rayonier	2,500	124,600
Solar Capital	25,861	592,217
		2,005,390
Telecommunications – 3.53%
AT&T	38,300	1,307,179
=† Century Communications	500,000	0
France Telecom ADR	5,100	54,621
* Frontier Communications	33,800	162,578
† GeoEye	550	16,808
Verizon Communications	30,500	1,345,660
		2,886,846
Utilities – 1.90%
American Water Works	3,600	137,412
=† Calpine Tracking	345,000	0
Edison International	31,100	1,414,428
† GenOn Energy	535	1,364
† Mirant (Escrow)	180,000	0
		1,553,204
Total Common Stock (cost $50,782,562)		59,760,368

Convertible Preferred Stock – 2.53%
Aspen Insurance Holdings 5.625%
exercise price $29.28,
expiration date 12/31/49	6,522	386,224
# Chesapeake Energy 5.75% 144A
exercise price $27.90,
expiration date 12/31/49	87	77,430
El Paso Energy Capital Trust I 4.75%
exercise price $34.49,
expiration date 3/31/28	5,250	287,490
HealthSouth 6.50%
exercise price $30.50,
expiration date 12/31/49	288	301,392
Huntington Bancshares 8.50%
exercise price $11.95,
expiration date 12/31/49	115	142,589
MetLife 5.00%
exercise price $44.28,
expiration date 9/4/13	4,725	210,688
PPL 9.50%
exercise price $28.80,
expiration date 7/1/13	4,800	261,072
SandRidge Energy 8.50%
exercise price $8.01,
expiration date 12/31/49	780	78,538
Wells Fargo 7.50%
exercise price $156.71,
expiration date 12/31/49	259	320,124
Total Convertible Preferred Stock
(cost $1,845,388)		2,065,547

	Principal
	Amount
Convertible Bonds – 10.78%
Basic Industry – 0.15%
Steel Dynamics 5.125%
exercise price $17.32,
expiration date 6/15/14	$117,000	124,971
		124,971
Capital Goods – 1.25%
# AAR 144A 1.75%
exercise price $28.62,
expiration date 1/1/26	260,000	261,300
L-3 Communications Holdings 3.00%
exercise price $91.21,
expiration date 8/1/35	301,000	304,010
# Owens-Brockway Glass
Container 144A 3.00%
exercise price $47.47,
expiration date 5/28/15	459,000	455,558
		1,020,868
Communications – 1.10%
# Alaska Communications Systems
Group 144A 6.25%
exercise price $10.28,
expiration date 4/27/18	199,000	134,823

		Principal
		Amount	Value
Convertible Bonds (continued)
Communications (continued)
#	Clearwire Communications 144A
	8.25% exercise price $7.08,
	expiration date 11/30/40	$135,000	$130,275
*	Leap Wireless International 4.50%
	exercise price $93.21,
	expiration date 7/15/14	282,000	268,781
	Rovi 2.625%
	exercise price $47.36,
	expiration date 2/10/40	132,000	131,670
	SBA Communications 4.00%
	exercise price $30.38,
	expiration date 7/22/14	101,000	233,247
			898,796
Consumer Cyclical – 1.47%
Φ	ArvinMeritor 4.00%
	exercise price $26.73,
	expiration date 2/15/27	520,000	386,100
#	Iconix Brand Group 144A 2.50%
	exercise price $30.75,
	expiration date 5/31/16	230,000	233,019
	International Game Technology 3.25%
	exercise price $19.97,
	expiration date 5/1/14	185,000	192,747
	MGM Resorts International 4.25%
	exercise price $18.58,
	expiration date 4/10/15	278,000	283,734
#	Titan Machinery 144A 3.75%
	exercise price $43.17,
	expiration date 4/30/19	113,000	103,183
			1,198,783
Consumer Non-Cyclical – 1.90%
*	Alere 3.00%
	exercise price $43.98,
	expiration date 5/15/16	228,000	214,890
	Dendreon 2.875%
	exercise price $51.24,
	expiration date 1/13/16	67,000	45,267
#	Illumina 144A 0.25%
	exercise price $83.55,
	expiration date 3/11/16	190,000	182,519
	LifePoint Hospitals 3.50%
	exercise price $51.79,
	expiration date 5/14/14	300,000	308,624
	Medtronic 1.625%
	exercise price $53.13,
	expiration date 4/15/13	159,000	159,497
	Mylan 3.75% exercise price $13.32,
	expiration date 9/10/15	91,000	192,067
	NuVasive
	2.25% exercise price $44.74,
	expiration date 3/15/13	33,000	33,041
	2.75% exercise price $42.13,
	expiration date 6/30/17	322,000	276,316
#	WellPoint 144A 2.75%
	exercise price $75.57,
	expiration date 10/15/42	136,000	141,695
			1,553,916
Energy – 0.49%
*	Chesapeake Energy 2.50%
	exercise price $51.14,
	expiration date 5/15/37	126,000	113,085
	Helix Energy Solutions Group 3.25%
	exercise price $25.02,
	expiration date 3/12/32	256,000	284,800
			397,885
Financials – 0.84%
	Ares Capital 5.75%
	exercise price $19.13,
	expiration date 2/1/16	189,000	204,002
	BGC Partners 4.50%
	exercise price $9.84,
	expiration date 7/13/16	128,000	116,640
	PHH 4.00%
	exercise price $25.80,
	expiration date 9/1/14	331,000	369,272
			689,914
Industrials – 0.29%
Φ	General Cable 4.50%
	exercise price $36.75,
	expiration date 11/15/29	222,000	234,210
			234,210
Real Estate – 0.25%
#	Lexington Realty Trust 144A 6.00%
	exercise price $6.93,
	expiration date 1/11/30	139,000	201,463
			201,463
Services – 0.72%
	Live Nation Entertainment 2.875%
	exercise price $27.14,
	expiration date 7/14/27	588,000	588,735
			588,735
Technology – 2.32%
	Advanced Micro Devices
	6.00% exercise price $28.08,
	expiration date 4/30/15	217,000	201,268
	#144A 6.00% exercise price
	$28.08, expiration date 4/30/15	83,000	76,983
*	Alcatel-Lucent USA 2.875%
	exercise price $15.35,
	expiration date 6/15/25	272,000	269,619
#	Ciena 144A 3.75%
	exercise price $20.17,
	expiration date 10/15/18	196,000	216,947
Φ	Hologic 2.00%
	exercise price $31.17,
	expiration date 2/27/42	214,000	207,446
	Intel 3.25%
	exercise price $22.20,
	expiration date 8/1/39	182,000	210,438
	Linear Technology 3.00%
	exercise price $42.07,
	expiration date 5/1/27	312,000	324,479

(continues)       9

Statement of net assets

Delaware Investments® Dividend and Income Fund, Inc.

		Principal
		Amount	Value
Convertible Bonds (continued)
Technology (continued)
	SanDisk 1.50%
	exercise price $52.37,
	expiration date 8/11/17	$186,000	$207,855
	VeriSign 3.25%
	exercise price $34.37,
	expiration date 8/15/37	158,000	184,169
			1,899,204
Total Convertible Bonds
	(cost $8,402,263)		8,808,745

Corporate Bonds – 41.38%
Automobiles – 1.30%
	American Axle & Manufacturing
	*7.75% 11/15/19	103,000	113,815
	7.875% 3/1/17	34,000	35,275
	ArvinMeritor 8.125% 9/15/15	126,000	134,190
*	Chrysler Group 8.25% 6/15/21	230,000	254,438
	Ford Motor Credit 12.00% 5/15/15	147,000	181,545
#	International Automotive
	Components Group 144A
	9.125% 6/1/18	165,000	154,275
#	Jaguar Land Rover 144A
	8.125% 5/15/21	170,000	187,000
			1,060,538
Banking – 1.10%
	Barclays Bank 7.625% 11/21/22	200,000	198,500
•#	HBOS Capital Funding 144A
	6.071% 6/29/49	375,000	309,375
•	Regions Financial Trust II
	6.625% 5/15/47	390,000	392,366
			900,241
Basic Industry – 5.57%
*	AK Steel 7.625% 5/15/20	109,000	91,288
#	APERAM 144A 7.75% 4/1/18	150,000	129,000
*	ArcelorMittal 6.125% 6/1/18	175,000	174,894
#	Cemex Espana Luxembourg 144A
	9.25% 5/12/20	186,000	199,485
#	Essar Steel Algoma 144A
	9.375% 3/15/15	100,000	92,000
*#	FMG Resources August 2006 144A
	6.875% 2/1/18	70,000	69,213
	6.875% 4/1/22	115,000	112,556
#	HD Supply 144A 11.00% 4/15/20	175,000	202,999
	Headwaters 7.625% 4/1/19	145,000	153,338
	Immucor 11.125% 8/15/19	155,000	174,763
*#	INEOS Group Holdings 144A
	8.50% 2/15/16	390,000	384,149
#	Inmet Mining 144A 8.75% 6/1/20	170,000	184,450
	Interface 7.625% 12/1/18	116,000	125,425
#	JMC Steel Group 144A 8.25% 3/15/18	170,000	175,950
#	Longview Fibre Paper & Packaging
	144A 8.00% 6/1/16	170,000	178,925
#	MacDermid 144A 9.50% 4/15/17	174,000	181,830
#	Masonite International 144A
	8.25% 4/15/21	210,000	225,749
	Millar Western Forest Products
	8.50% 4/1/21	125,000	110,000
#	Murray Energy 144A
	10.25% 10/15/15	127,000	121,285
#	New Gold 144A 6.25% 11/15/22	190,000	194,988
	Norcraft 10.50% 12/15/15	91,000	91,455
	Nortek 8.50% 4/15/21	154,000	168,245
#	Perstorp Holding 144A
	8.75% 5/15/17	200,000	202,000
#	Ply Gem Industries 144A
	9.375% 4/15/17	90,000	95,175
	Rockwood Specialties Group
	4.625% 10/15/20	180,000	184,725
#	Ryerson 144A
	9.00% 10/15/17	120,000	119,250
	11.25% 10/15/18	50,000	47,688
#	Sappi Papier Holding 144A
	8.375% 6/15/19	200,000	212,749
#	Taminco Global Chemical 144A
	9.75% 3/31/20	137,000	148,645
			4,552,219
Capital Goods – 2.07%
	Berry Plastics
	*9.75% 1/15/21	107,000	122,248
	10.25% 3/1/16	110,000	114,263
#	Consolidated Container 144A
	10.125% 7/15/20	171,000	182,970
	Kratos Defense & Security Solutions
	10.00% 6/1/17	133,000	145,635
	Mueller Water Products
	7.375% 6/1/17	169,000	175,338
	Reynolds Group Issuer
	9.00% 4/15/19	284,000	293,939
	9.875% 8/15/19	270,000	287,550
#	Sealed Air 144A
	8.125% 9/15/19	34,000	37,910
	8.375% 9/15/21	132,000	149,160
#	Spectrum Brands Escrow 144A
	6.375% 11/15/20	35,000	36,400
	6.625% 11/15/22	135,000	141,750
			1,687,163
Communications – 3.64%
#	Clearwire Communications 144A
	14.75% 12/1/16	90,000	112,500
#	Columbus International 144A
	11.50% 11/20/14	130,000	145,600
*	Cricket Communications
	7.75% 10/15/20	102,000	105,825
#	Digicel Group 144A 10.50% 4/15/18	221,000	245,309
	Hughes Satellite Systems
	7.625% 6/15/21	160,000	179,200

		Principal
		Amount	Value
Corporate Bonds (continued)
Communications (continued)
#	Intelsat Jackson Holdings 144A
	7.25% 10/15/20	$38,000	$40,660
	Intelsat Luxembourg
	11.25% 2/4/17	279,000	296,785
	PIK 11.50% 2/4/17	150,092	159,848
	Level 3 Communications
	#144A 8.875% 6/1/19	80,000	84,300
	*11.875% 2/1/19	180,000	206,100
#	Level 3 Financing 144A
	7.00% 6/1/20	95,000	97,019
	Satelites Mexicanos 9.50% 5/15/17	95,000	101,413
	Sprint Capital 8.75% 3/15/32	85,000	101,363
	Sprint Nextel
	8.375% 8/15/17	124,000	144,460
	9.125% 3/1/17	167,000	197,060
#	UPCB Finance VI 144A
	6.875% 1/15/22	150,000	162,750
#	Wind Acquisition Finance 144A
	7.25% 2/15/18	200,000	199,000
	11.75% 7/15/17	100,000	102,750
	Windstream 7.50% 6/1/22	105,000	109,463
	Zayo Group 10.125% 7/1/20	165,000	185,625
			2,977,030
Consumer Cyclical – 3.49%
	Burlington Coat Factory Warehouse
	10.00% 2/15/19	185,000	203,500
#	CDR DB Sub 144A 7.75% 10/15/20	220,000	217,800
	CKE Restaurants 11.375% 7/15/18	106,000	123,093
	Dave & Buster’s 11.00% 6/1/18	151,000	169,498
#^	Dave & Buster’s Entertainment 144A
	10.00% 2/15/16	245,000	184,056
	DineEquity 9.50% 10/30/18	229,000	260,200
	Express 8.75% 3/1/18	79,000	85,814
#	Landry’s 144A 9.375% 5/1/20	180,000	191,700
	Levi Strauss 6.875% 5/1/22	25,000	26,344
	Michaels Stores 11.375% 11/1/16	55,000	57,681
#	Pantry 144A 8.375% 8/1/20	195,000	202,313
#	Party City Holdings 144A
	8.875% 8/1/20	210,000	223,650
*	Quiksilver 6.875% 4/15/15	185,000	182,456
	Rite Aid 9.25% 3/15/20	200,000	205,000
*	Sealy Mattress 8.25% 6/15/14	175,000	175,877
	Tops Holding 10.125% 10/15/15	133,000	140,564
#	Wok Acquisition 144A
	10.25% 6/30/20	195,000	206,213
			2,855,759
Consumer Non-Cyclical – 1.22%
#	Alphabet Holding PIK 144A
	7.75% 11/1/17	70,000	71,575
	Constellation Brands 4.625% 3/1/23	95,000	98,325
*	Dean Foods 7.00% 6/1/16	124,000	133,610
	Del Monte 7.625% 2/15/19	144,000	148,680
#	JBS USA 144A 8.25% 2/1/20	165,000	172,013
	NBTY 9.00% 10/1/18	177,000	200,010
	Smithfield Foods 6.625% 8/15/22	90,000	95,625
	Visant 10.00% 10/1/17	92,000	80,500
			1,000,338
Energy – 4.97%
	American Petroleum Tankers Parent
	10.25% 5/1/15	115,000	121,181
	Antero Resources Finance
	9.375% 12/1/17	129,000	142,545
	Calumet Specialty Products Partners
	9.375% 5/1/19	260,000	281,449
	Chaparral Energy
	#144A 7.625% 11/15/22	90,000	92,025
	8.25% 9/1/21	190,000	205,199
	Chesapeake Energy
	*6.125% 2/15/21	26,000	26,455
	6.625% 8/15/20	145,000	152,613
	Comstock Resources
	7.75% 4/1/19	81,000	82,013
	Copano Energy
	7.125% 4/1/21	47,000	49,761
	7.75% 6/1/18	82,000	86,613
	Crosstex Energy
	8.875% 2/15/18	102,000	111,180
	#144A 7.125% 6/1/22	68,000	69,700
#	Drill Rigs Holdings 144A
	6.50% 10/1/17	195,000	194,513
#	Halcon Resources 144A
	8.875% 5/15/21	125,000	129,688
#	Hercules Offshore 144A
	10.50% 10/15/17	276,000	294,629
#	Hilcorp Energy I 144A
	8.00% 2/15/20	130,000	143,000
	Holly 9.875% 6/15/17	96,000	105,240
#	Holly Energy Partners 144A
	6.50% 3/1/20	50,000	52,750
	Kodiak Oil & Gas 8.125% 12/1/19	245,000	268,274
	Laredo Petroleum
	7.375% 5/1/22	45,000	48,938
	9.50% 2/15/19	178,000	200,249
	Linn Energy
	6.50% 5/15/19	17,000	17,340
	8.625% 4/15/20	126,000	138,285
	Oasis Petroleum 7.25% 2/1/19	130,000	139,100
	Offshore Group Investment
	11.50% 8/1/15	73,000	80,483
#	PDC Energy 144A 7.75% 10/15/22	90,000	91,350
	Pioneer Drilling 9.875% 3/15/18	182,000	197,925
	Quicksilver Resources
	9.125% 8/15/19	81,000	74,115
	Range Resources 5.00% 8/15/22	145,000	151,888
#	Samson Investment 144A
	9.75% 2/15/20	141,000	149,813

(continues)       11

Statement of net assets

Delaware Investments® Dividend and Income Fund, Inc.

		Principal
		Amount	Value
Corporate Bonds (continued)
Energy (continued)
	SandRidge Energy
	7.50% 3/15/21	$60,000	$62,850
	8.125% 10/15/22	68,000	73,100
	8.75% 1/15/20	25,000	27,188
			4,061,452
Financials – 1.17%
	E Trade Financial 6.375% 11/15/19	190,000	192,613
•#	ILFC E-Capital Trust II 144A
	6.25% 12/21/65	225,000	183,375
	International Lease Finance
	5.875% 4/1/19	185,000	191,595
#	Mattamy Group 144A
	6.50% 11/15/20	190,000	190,950
#	Nuveen Investments 144A
	9.50% 10/15/20	195,000	197,925
			956,458
Healthcare – 2.89%
	Air Medical Group Holdings
	9.25% 11/1/18	137,000	148,645
	Alere
	#144A 7.25% 7/1/18	95,000	95,475
	9.00% 5/15/16	145,000	152,975
#	Biomet 144A 6.50% 10/1/20	195,000	194,025
#	CDRT Holding PIK 144A
	9.25% 10/1/17	95,000	95,475
	Community Health Systems
	7.125% 7/15/20	145,000	153,519
	8.00% 11/15/19	124,000	135,625
	HealthSouth 7.75% 9/15/22	31,000	34,139
#	Hologic 144A 6.25% 8/1/20	190,000	202,825
#	Kinetic Concepts 144A
	10.50% 11/1/18	124,000	129,580
	12.50% 11/1/19	103,000	97,850
#	MultiPlan 144A 9.875% 9/1/18	208,000	231,400
	Radnet Management
	10.375% 4/1/18	118,000	120,065
#	Sky Growth Acquisition 144A
	7.375% 10/15/20	295,000	292,418
#	STHI Holding 144A 8.00% 3/15/18	150,000	163,875
#	VPI Escrow 144A 6.375% 10/15/20	105,000	112,088
			2,359,979
Insurance – 1.70%
•	American International Group
	8.175% 5/15/58	245,000	307,475
#	Hub International 144A
	8.125% 10/15/18	225,000	234,563
*•	ING Groep 5.775% 12/29/49	405,000	381,206
•#	Liberty Mutual Group 144A
	7.00% 3/15/37	190,000	189,050
•	XL Group 6.50% 12/29/49	305,000	277,855
			1,390,149
Media – 3.67%
	AMC Networks 7.75% 7/15/21	105,000	119,700
	Cablevision Systems 8.00% 4/15/20	129,000	143,190
	CCO Holdings
	5.25% 9/30/22	195,000	197,438
	7.00% 1/15/19	12,000	13,050
#	Cequel Communications Escrow 1
	144A 6.375% 9/15/20	85,000	87,763
	Clear Channel Communications
	9.00% 3/1/21	315,000	279,562
	Clear Channel Worldwide Holdings
	7.625% 3/15/20	190,000	186,955
	DISH DBS
	5.875% 7/15/22	108,000	116,235
	7.875% 9/1/19	94,000	111,625
	Entravision Communications
	8.75% 8/1/17	78,000	84,825
#	Griffey Intermediate 144A
	7.00% 10/15/20	160,000	163,200
	MDC Partners 11.00% 11/1/16	185,000	203,963
#	Nara Cable Funding 144A
	8.875% 12/1/18	200,000	192,000
#	Nexstar Broadcasting 144A
	6.875% 11/15/20	140,000	141,400
#	Nielsen Finance 144A 4.50% 10/1/20	90,000	90,225
#	Ono Finance II 144A 10.875% 7/15/19	234,000	207,089
*#	Sinclair Television Group 144A
	6.125% 10/1/22	195,000	204,263
#	Truven Health Analytics 144A
	10.625% 6/1/20	70,000	75,250
#	Univision Communications 144A
	8.50% 5/15/21	365,000	377,774
			2,995,507
Services – 5.14%
*#	Algeco Scotsman Global Finance
	144A 8.50% 10/15/18	365,000	378,687
#	Caesars Entertainment Operating
	144A 8.50% 2/15/20	195,000	191,588
	Cardtronics 8.25% 9/1/18	72,000	80,640
#	Carlson Wagonlit 144A
	6.875% 6/15/19	200,000	209,999
#	CEVA Group 144A 8.375% 12/1/17	190,000	186,200
*	CityCenter Holdings PIK
	10.75% 1/15/17	100,000	108,250
#	Equinox Holdings 144A
	9.50% 2/1/16	122,000	129,564
#	H&E Equipment Services 144A
	7.00% 9/1/22	170,000	180,200
	Kansas City Southern de Mexico
	6.125% 6/15/21	120,000	135,600
	8.00% 2/1/18	27,000	29,970
	M/I Homes 8.625% 11/15/18	210,000	228,374
	Meritage Homes 7.00% 4/1/22	35,000	38,150

		Principal
		Amount	Value
Corporate Bonds (continued)
Services (continued)
	MGM Resorts International
	#144A 6.75% 10/1/20	$120,000	$121,200
	7.75% 3/15/22	90,000	95,175
	11.375% 3/1/18	310,000	369,674
	Monitronics International
	9.125% 4/1/20	80,000	82,400
	NCL 9.50% 11/15/18	30,000	33,263
	PHH
	7.375% 9/1/19	100,000	109,000
	9.25% 3/1/16	99,000	115,706
	Pinnacle Entertainment
	7.75% 4/1/22	60,000	64,500
	8.75% 5/15/20	30,000	32,850
	Seven Seas Cruises
	9.125% 5/15/19	175,000	182,875
	Standard Pacific
	10.75% 9/15/16	59,000	72,570
	Swift Services Holdings
	10.00% 11/15/18	180,000	198,900
#	Taylor Morrison Communities 144A
	7.75% 4/15/20	195,000	205,725
#	United Air Lines 144A
	12.00% 11/1/13	174,000	176,828
	United Rentals North America
	#144A 5.75% 7/15/18	26,000	28,113
	6.125% 6/15/23	35,000	36,050
	#144A 7.625% 4/15/22	43,000	47,784
	9.25% 12/15/19	155,000	177,088
	10.25% 11/15/19	11,000	12,815
	West 7.875% 1/15/19	141,000	143,468
			4,203,206
Technology – 2.74%
	Aspect Software
	10.625% 5/15/17	122,000	112,240
	Avaya
	*9.75% 11/1/15	21,000	16,748
	10.125% 11/1/15	175,000	140,000
	CDW
	8.50% 4/1/19	110,000	119,075
	12.535% 10/12/17	110,000	118,250
*	First Data 11.25% 3/31/16	385,000	382,112
	GXS Worldwide 9.75% 6/15/15	148,000	155,030
*	iGate 9.00% 5/1/16	160,000	174,800
	Infor US 9.375% 4/1/19	214,000	239,680
	j2 Global 8.00% 8/1/20	285,000	294,974
#	Legend Acquisition Sub 144A
	10.75% 8/15/20	155,000	148,025
	MagnaChip Semiconductor
	10.50% 4/15/18	133,000	149,958
#	Viasystems 144A
	7.875% 5/1/19	195,000	190,613
			2,241,505
Utilities – 0.71%
	AES
	7.375% 7/1/21	68,000	75,650
	8.00% 6/1/20	43,000	49,880
	Elwood Energy 8.159% 7/5/26	116,058	120,120
	GenOn Energy 9.875% 10/15/20	188,000	213,851
•	Puget Sound Energy 6.974% 6/1/67	110,000	116,724
			576,225
Total Corporate Bonds
	(cost $31,996,427)		33,817,769

«Senior Secured Loans – 2.11%
	BJ’s Wholesale Club 9.75% 3/29/19	40,000	41,260
	Brock Holdings III 10.00% 2/15/18	55,000	55,550
	Dynegy Power Tranche 1st Lien
	9.25% 8/5/16	61,018	63,856
	Equipower Resources 2nd Lien
	10.00% 5/23/19	75,000	76,812
§@	GenCorp 9.00% 7/22/13	205,000	205,000
§@	Silver II Acquisition 8.00% 9/25/20	315,000	315,000
	Smart & Final 2nd Lien
	10.50% 11/8/20	200,000	196,000
	SUPERVALU Tranche B
	8.00% 8/1/18	84,788	85,718
§@	Tempur-Pedic International
	4.75% 9/27/13	205,000	205,000
§@	TPC Group 8.25% 8/27/13	355,000	355,000
	WideOpenWest Finance 1st Lien
	6.25% 7/17/18	119,700	121,287
Total Senior Secured Loans
	(cost $1,702,791)		1,720,483

		Number of
		Shares
Limited Partnership – 1.18%
*	Brookfield Infrastructure Partners	10,300	349,891
*†	Lehigh Gas Partners	31,800	615,330
Total Limited Partnership
	(cost $897,682)		965,221

Exchange-Traded Fund – 0.45%
*	iPATH S&P 500 VIX Short-Term
	Futures ETN	12,500	370,250
Total Exchange-Traded Fund
	(cost $589,000)		370,250

Preferred Stock – 0.97%
#	Ally Financial 144A 7.00%	400	389,475
•	GMAC Capital Trust I 8.125%	8,000	208,400
*	Regions Financial 6.375%	8,000	198,160
Total Preferred Stock (cost $704,216)			796,035

(continues)       13

Statement of net assets

Delaware Investments® Dividend and Income Fund, Inc.

	Number of
	Shares	Value
Warrant – 0.00%
=† Nieuwe Steen Investments	300	$0
Total Warrant (cost $0)		0

	Principal
	Amount
Short-Term Investments – 2.60%
≠Discount Notes – 0.56%
Federal Home Loan Bank
0.10% 1/18/13	$41,276	41,273
0.10% 1/23/13	283,173	283,148
0.13% 2/6/13	108,621	108,607
0.135% 2/15/13	23,897	23,893
		456,921
Repurchase Agreements – 2.04%
Bank of America 0.19%, dated
11/30/12, to be repurchased
on 12/3/12, repurchase price
$597,056 (collateralized by U.S.
government obligations
0.00%-0.25% 1/3/13–11/30/14;
market value $608,987)	597,046	597,046
BNP Paribas 0.20%, dated
11/30/12, to be repurchased
on 12/3/12, repurchase price
$1,068,972 (collateralized by U.S.
government obligations
0.25%-2.50% 3/31/14–11/30/17;
market value $1,091,145)	1,068,954	1,068,954
		1,666,000
Total Short-Term Investments
(cost $2,122,885)		2,122,921

Total Value of Securities Before Securities
Lending Collateral – 135.13%
(cost $99,043,214)		110,427,339

	Number of
	Shares
**Securities Lending Collateral – 7.20%
Investment Companies
Delaware Investments
Collateral Fund No. 1	5,886,371	5,886,371
@†Mellon GSL Reinvestment Trust II	154,977	0
Total Securities Lending Collateral
(cost $6,041,348)		5,886,371

Total Value of Securities – 142.33%
(cost $105,084,562)		116,313,710 ©
**Obligation to Return Securities
Lending Collateral – (7.39%)		(6,041,348)
Borrowing Under Line of Credit – (34.54%)		(28,225,000)
«Other Liabilities Net of Receivables
and Other Assets – (0.40%)		(324,370)
Net Assets Applicable to 9,439,043
Shares Outstanding; Equivalent
to $8.66 Per Share – 100.00%		$81,722,992

Components of Net Assets at November 30, 2012:
Common stock, $0.01 par value, 500,000,000
shares authorized to the Fund		$90,795,796
Distributions in excess of net investment income		(469,551)
Accumulated net realized loss on investments		(19,832,448)
Net unrealized appreciation of investments		11,229,195
Total net assets		$81,722,992

†	Non income producing security.
*	Fully or partially on loan.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At November 30, 2012, the aggregate value of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2012, the aggregate value of Rule 144A securities was $17,302,636, which represented 21.17% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
Φ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at November 30, 2012.
•	Variable rate security. The rate shown is the rate as of November 30, 2012. Interest rates reset periodically.
@	Illiquid security. At November 30, 2012, the aggregate value of illiquid securities was $1,080,000, which represented 1.32% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
^	Zero coupon security. The rate shown is the yield at the time of purchase.
«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at November 30, 2012.
§	All or a portion of this holding is subject to unfunded loan commitments. See Note 7 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 9 in “Notes to financial statements” for additional information on securities lending collateral.
©	Includes $6,109,609 of securities loaned.
«	Includes foreign currency valued at $30,223 with a cost of $30,176.

Summary of Abbreviations:
ADR — American Depositary Receipt
ETN — Exchange-Traded Note
PIK — Pay-in-kind
REIT — Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Investments® Dividend and Income Fund, Inc.
Year Ended November 30, 2012

Investment Income:
Dividends	$2,017,069
Interest	3,341,872
Securities lending income	55,026
Foreign tax withheld	(2,892)	$5,411,075

Expenses:
Management fees	574,770
Reports to shareholders	94,256
Dividend disbursing and transfer agent fees and expenses	76,445
Accounting and administration expenses	40,819
Legal fees	29,301
NYSE fees	24,166
Audit and tax	13,955
Leverage expenses	10,817
Dues and services	9,987
Pricing fees	6,668
Custodian fees	4,247
Directors’ fees	3,582
Insurance fees	1,461
Consulting fees	685
Registration fees	668
Directors’ expenses	232
Total operating expenses (before interest expense)		892,059
Interest expense		373,145
Total operating expenses (after interest expense)		1,265,204
Net Investment Income		4,145,871

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments		1,157,022
Foreign currencies		(4,227)
Foreign currency exchange contracts		3,463
Options written		77,751
Net realized gain		1,234,009
Net change in unrealized appreciation (depreciation) of:
Investments		10,330,503
Foreign currencies		(2,530)
Net change in unrealized appreciation (depreciation)		10,327,973
Net Realized and Unrealized Gain		11,561,982

Net Increase in Net Assets Resulting from Operations		$15,707,853

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Investments® Dividend and Income Fund, Inc.

	Year Ended
	11/30/12	11/30/11
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,145,871	$4,080,821
Net realized gain	1,234,009	3,689,026
Net change in unrealized appreciation (depreciation)	10,327,973	(1,340,067)
Net increase in net assets resulting from operations	15,707,853	6,429,780

Dividends and Distributions to Shareholders from:[1]
Net investment income	(5,485,622)	(6,512,940)
Return of capital	(885,732)	—
	(6,371,354)	(6,512,940)

Net Increase (Decrease) in Net Assets	9,336,499	(83,160)

Net Assets:
Beginning of year	72,386,493	72,469,653
End of year (including distributions in excess of
net investment income of $469,551 and $316,561, respectively)	$81,722,992	$72,386,493

1See Note 4 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows

Delaware Investments® Dividend and Income Fund, Inc.
Year Ended November 30, 2012

Net Cash Provided by Operating Activities:
Net increase in net assets resulting from operations	$15,707,853

Adjustments to reconcile net increase in net assets from
operations to cash provided by operating activities:
Amortization of premium and discount on investments purchased	(103,415)
Purchase of investment securities	(43,817,081)
Proceeds from disposition of investment securities	39,636,992
Proceeds from disposition of short-term investment securities, net	(2,590,191)
Net realized gain from investment transactions	(1,008,430)
Net change in net unrealized appreciation (depreciation)	(10,327,973)
Increase in receivable for investments sold	(812,519)
Decrease in interest and dividends receivable and other assets	10,067
Increase in payable for investments purchased	1,691,919
Increase in interest payable	713
Increase in accrued expenses and other liabilities	21,268
Total adjustments	(17,298,650)
Net cash provided by operating activities	(1,590,797)

Cash Flows Used for Financing Activities:
Cash dividends and distributions paid	(6,371,354)
Increase in line of credit payable	8,000,000
Net cash used for financing activities	1,628,646
Effect of exchange rates on cash	503
Net increase in cash	38,352
Cash at beginning of year	(511,412)
Cash at end of year	$(473,060)

Cash paid for interest expense for leverage	$372,432

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Investments® Dividend and Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/12	11/30/11	11/30/10	11/30/09	11/30/08
Net asset value, beginning of period	$7.670	$7.680	$7.040	$5.220	$11.850

Income (loss) from investment operations:
Net investment income[1]	0.439	0.432	0.423	0.413	0.490
Net realized and unrealized gain (loss)	1.226	0.248	0.907	2.120	(6.160)
Total from investment operations	1.665	0.680	1.330	2.533	(5.670)

Less dividends and distributions from:
Net investment income	(0.581)	(0.690)	(0.690)	(0.410)	(0.558)
Return of capital	(0.094)	—	—	(0.303)	(0.402)
Total dividends and distributions	(0.675)	(0.690)	(0.690)	(0.713)	(0.960)

Net asset value, end of period	$8.660	$7.670	$7.680	$7.040	$5.220

Market value, end of period	$7.920	$6.890	$7.560	$6.600	$4.020

Total return based on:[2]
Net asset value	22.88%	9.30%	19.61%	53.26%	(50.35% )
Market value	25.10%	(0.26% )	25.59%	86.93%	(57.51% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$81,723	$72,386	$72,470	$66,421	$51,831
Ratio of expenses to average net assets	1.60%	1.51%	1.65%	1.83%	2.39%
Ratio of expenses to adjusted average net assets
(before interest expense)[3]	0.85%	0.91%	0.95%	1.05%	0.88%
Ratio of interest expense to adjusted average net assets[3]	0.36%	0.28%	0.33%	0.30%	0.80%
Ratio of net investment income to average net assets	5.26%	5.35%	5.75%	7.06%	5.12%
Ratio of net investment income to adjusted average net assets[3]	3.97%	4.23%	4.45%	5.21%	3.59%
Portfolio turnover	39%	45%	62%	65%	64%

Leverage Analysis:
Debt outstanding at end of period at par (000 omitted)	$28,225	$20,225	$20,225	$20,225	$20,225
Asset coverage per $1,000 of debt outstanding at end of period	$3,895	$4,579	$4,583	$4,284	$3,563

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3] Adjusted average net assets excludes debt outstanding.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.
November 30, 2012

Delaware Investments Dividend and Income Fund, Inc. (Fund) is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DDF.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (November 30, 2009–November 30, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regards to foreign taxes, the Fund only has open tax years in certain foreign countries it invests in back to the inception of the Fund.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on November 30, 2012.

(continues)       19

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

1. Significant Accounting Policies (continued)

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. Under the Regulated Investment Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after November 30, 2012. The actual determination of the source of the Fund’s distributions can be made only at year end.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended November 30, 2012. Delaware Management Company (DMC), a series of Delaware Management Business Trust, and its affiliates have previously acted and may in the future act as an investment advisor to mutual funds or separate accounts affiliated with the administrator of the commission recapture program described above. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment advisors and may also participate in other types of business and provide other services in the investment management industry.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2012.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC and the investment manager, an annual fee of 0.55%, of the adjusted average weekly net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average weekly net assets excludes the line of credit liability.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets excluding the line of credit liability of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; and 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended November 30, 2012, the Fund was charged $5,119 for these services.

At November 30, 2012, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$49,100
Fees and expenses payable to DSC	435
Other expenses payable to DMC and affiliates*	717

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees and Directors’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended November 30, 2012, the Fund was charged $14,149 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Directors’ fees include expenses accrued by the Fund for each Director’s retainer and meeting fees. Certain officers of DMC and DSC are officers and/or directors of the Fund. These officers and directors are paid no compensation by the Fund.

3. Investments

For the year ended November 30, 2012, the Fund made purchases of $43,817,081 and sales of $39,636,992 of investment securities other than short-term investments.

At November 30, 2012, the cost of investments for federal income tax purposes was $105,785,750. At November 30, 2012, the net unrealized appreciation was $10,527,960, of which $14,900,398 related to unrealized appreciation of investments and $4,372,438 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.

(continues)       21

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

3. Investments (continued)

Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of November 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$59,760,368	$—	$—	$59,760,368
Convertible Preferred Stock	960,890	1,104,657	—	2,065,547
Corporate Debt	—	44,141,997	205,000	44,346,997
Exchange-Traded Fund	370,250	—	—	370,250
Short-Term Investments	—	2,122,921	—	2,122,921
Securities Lending Collateral	—	5,886,371	—	5,886,371
Other	1,371,781	389,475	—	1,761,256
Total	$62,463,289	$53,645,421	$205,000	$116,313,710

The securities that have been deemed worthless on the statement of net assets are considered to be Level 3 securities in this table.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets.

During the year ended November 30, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. International Fair Value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded in accordance with the Fair Valuation Procedures described in Note 1, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2012 and 2011 was as follows:

	Year Ended
	11/30/12	11/30/11
Ordinary income	$5,485,622	$6,512,940
Return of capital	885,732	—
Total	$6,371,354	6,512,940

5. Components of Net Assets on a Tax Basis

As of November 30, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$90,795,796
Capital loss carrryforwards	(19,600,811)
Unrealized appreciation	10,528,007
Net assets	$81,722,992

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, tax preferred securities, passive foreign investment companies, tax treatment of partnership income and market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions, gain (loss) on foreign currency transactions partnership income, market discount and premium on certain debt instruments, tax preferred securities and contingent payment debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2012, the Fund recorded the following reclassifications.

Distributions in excess of net investment income	$2,072,493
Accumulated net realized loss	(93,901)
Paid-in capital	(1,978,592)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $997,775 was utilized on November 30, 2012. Capital loss carryforwards remaining at November 30, 2012, if not utilized in future years, will expire as follows: $8,385,175 expires in 2016 and $11,215,636 expires in 2017.

On December 22, 2010, the Act was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

6. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare Shareowner Services LLC, in the open market. There were no shares issued under the Fund’s dividend reinvestment plan for the years ended November 30, 2012 and 2011.

The Fund did not repurchase shares under the Share Repurchase Program during the years ended November 30, 2012 and 2011.

(continues)       23

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

7. Unfunded Commitments

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount.

As of November 30, 2012, the Fund had the following unfunded loan commitments:

Borrower	Unfunded Loan Commitment
GenCorp	$205,000
Silver II Acquisition	315,000
Tempur-Pedic International	205,000
TPC Group	355,000

8. Line of Credit

For the year ended November 30, 2012, the Fund borrowed money pursuant to a $30,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expired on November 12, 2012 and was extended to November 11, 2013. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At November 30, 2012, the par value of loans outstanding was $28,225,000 at a variable interest rate of 1.41%. During the year ended November 30, 2012, the average daily balance of loans outstanding was $25,667,623 at a weighted average interest rate of approximately 1.45%. Interest on borrowing is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.20% per annum on the unused balance and is reflected in leverage expenses on the statement of operations. The loan is collateralized by the Fund’s portfolio.

9. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of their currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at November 30, 2012.

Options Contracts — During the year ended November 30, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities;

and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written.

Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended November 30, 2012 for the Fund were as follows:

	Number of
	Contracts	Premiums
Options outstanding at November 30, 2011	—	$—
Options written	675	77,751
Options expired	(675)	(77,751)
Options outstanding at November 30, 2012	—	$—

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended November 30, 2012.

	Long		Short
	Derivative		Derivative
	Volume		Volume
Foreign currency exchange contracts (average cost)	USD	2,085	USD	388
Options contracts (average notional amount)	—		2,758

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

(continues)       25

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

10. Securities Lending (continued)

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In October 2008, BNY Mellon transferred certain distressed securities from the Fund’s previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At November 30, 2012, the value of securities on loan was $6,109,609, for which the Fund received collateral, comprised of non-cash collateral (U.S. government securities) valued at $247,373, and cash collateral of $6,041,348. At November 30, 2012 the value of invested collateral was $5,886,371. Investments purchased with cash collateral are presented on the statement of net assets under the caption “Securities Lending Collateral.”

11. Credit and Market Risks

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2012. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Subsequent Events

Management has determined no material events or transactions occurred subsequent to November 30, 2012 that would require recognition or disclosure in the Fund’s financial statements.

Report of independent
registered public accounting firm

To the Board of Directors and Shareholders of Delaware Investments® Dividend and Income Fund, Inc.:

In our opinion, the accompanying statement of net assets and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Delaware Investments Dividend and Income Fund, Inc. (the “Fund”) at November 30, 2012, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended November 30, 2009 were audited by other independent accountants whose report dated January 21, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers, LLP
Philadelphia, Pennsylvania
January 18, 2013

Other Fund information
(Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Proxy results

Annual meeting

The Fund held its Annual Meeting of Shareholders on August 22, 2012. At the Annual Meeting, the Fund’s shareholders elected nine Directors. The results of the voting at the meeting were as follows:

			No Ballot
Nominee	Shares Voted For	Shares Withheld	Received
Patrick P. Coyne	8,295,556	271,556	999,632
Thomas L. Bennett	8,304,973	262,139	999,632
John A. Fry	8,302,421	264,691	999,632
Anthony D. Knerr	8,271,116	295,997	999,632
Lucinda S. Landreth	8,278,051	289,061	999,632
Ann R. Leven*	8,249,654	317,459	999,632
Frances A. Sevilla-Sacasa	8,257,943	309,169	999,632
Janet L. Yeomans	8,283,547	283,566	999,632
J. Richard Zecher	8,272,507	294,605	999,632

*Effective August 31, 2012, Ms. Leven resigned as a Director of the Fund. Joseph W. Chow and Thomas K. Whitford were appointed as Fund Directors effective January 1, 2013. Messrs. Chow and Whitford will be subject to shareholder election at a meeting in August 2013.

Fund management

Changes to portfolio management team

Paul A. Matlack, Craig C. Dembek, and John P. McCarthy were appointed co-portfolio managers of the Fund on December 4, 2012. Messrs. Matlack, Dembek, and McCarthy joined Babak Zenouzi, Damon J. Andres, Wayne A. Anglace, D. Tysen Nutt Jr., Anthony A. Lombardi, Robert Vogel Jr., Nikhil G. Lalvani, Kristen E. Bartholdson, Roger A. Early, and Thomas H. Chow in making day-to-day decisions for the Fund.

On December 4, 2012, the Fund announced that Kevin P. Loome would no longer serve as a co-portfolio manager of the Fund.

Babak “Bob” Zenouzi
Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)

Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

(continues)       29

Other Fund information
(Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Fund management (continued)

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager

Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Wayne A. Anglace, CFA
Vice President, Senior Portfolio Manager, Research Analyst

Wayne A. Anglace currently serves as a senior portfolio manager for the firm’s convertible bond strategies. Anglace also serves as a research analyst for the firm’s taxable fixed income portfolio team with specific responsibilities for the healthcare sector. Prior to joining the firm in March 2007 as a research analyst and trader, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Kristen E. Bartholdson
Vice President, Senior Portfolio Manager

Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager

Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in credit exposures. He is the lead portfolio manager for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, as well as several institutional mandates. His experience includes significant exposure to asset liability management strategies, and credit risk opportunities including high yield mutual funds and strategies. Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of high yield collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Craig C. Dembek, CFA
Senior Vice President, Co-Head of Credit Research, Senior Research Analyst

Craig C. Dembek is a senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs), as well as oversight for other sectors. He rejoined the firm in March 2007. During his previous time at Delaware Investments, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy

Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Nikhil G. Lalvani, CFA
Vice President, Senior Portfolio Manager

Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team. At Delaware Investments, Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager

Anthony A. Lombardi is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2004 in his current role, Lombardi was a director at Merrill Lynch Investment Managers. He joined Merrill Lynch Investment Managers’ Capital Management Group in 1998 and last worked as a director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. From 1990 to 1997, he worked at Dean Witter Reynolds as a sell-side equity research analyst, last serving as a vice president. He began his career as an investment analyst with Crossland Savings. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

(continues)       31

Other Fund information
(Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Fund management (continued)

Paul A. Matlack, CFA
Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist

Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

John P. McCarthy, CFA
Senior Vice President, Co-Head of Credit Research, Senior Research Analyst

John P. McCarthy is a senior research analyst on the firm’s taxable fixed income team, responsible for industrials, autos, auto parts, metals, and mining. He rejoined Delaware Investments in March 2007 after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Most recently, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader

D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager

Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Delaware Investments in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

Changes to Fund’s investment policy regarding swap counterparties

Effective May 31, 2012, the Fund is not permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by S&P or Baa3 by Moody’s or is determined to be of equivalent credit quality by the Fund’s investment manager.

Distribution information

Shareholders were sent monthly notices from the Fund that set forth estimates, on a book basis, of the source or sources from which monthly distributions were paid. Subsequently, certain of these estimates have been corrected in part. Listed below is a written statement of the sources of these monthly distributions on a book basis.

			Long Term	Total
	Investment	Return of	Capital	Distribution
	Income	Capital	Gain/(Loss)	Amount
Month	per Share	per Share	per Share	per Share
December 2011	$0.0440	$0.0135	$—	$0.0575
January 2012	$0.0310	$0.0265	—	$0.0575
February 2012	$0.0343	$0.0232	—	$0.0575
March 2012	$0.0410	$0.0165	—	$0.0575
April 2012	$0.0329	$0.0246	—	$0.0575
May 2012	$0.0356	$0.0219	—	$0.0575
June 2012	$0.0419	$0.0156	—	$0.0575
July 2012	$0.0313	$0.0262	—	$0.0575
August 2012	$0.0357	$0.0218	—	$0.0575
September 2012	$0.0408	$0.0117	—	$0.0525
October 2012	$0.0348	$0.0177	—	$0.0525
November 2012	$0.0371	$0.0154	—	$0.0525
Total	$0.4404	$0.2346	$—	$0.6750

Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware the tax treatment of distributions may differ from their book treatment. The tax treatment of distributions will be set forth in a Form 1099-DIV.

Dividend reinvestment plan

The Fund offers an automatic dividend reinvestment program (“Plan”). Shareholders who have shares registered in their own names are automatically considered participants in the Plan, unless they elect to withdraw from the Plan. Shareholders who hold their shares through a bank, broker, or other nominee should request the bank, broker, or nominee to participate in the Plan on their behalf. This can be done as long as the bank, broker, or nominee provides a dividend reinvestment service for the Fund. If the bank, broker, or nominee does not provide this service, such shareholders must have their shares taken out of “street” or nominee name and re-registered in their own name in order to participate in the Plan.

Computershare Shareowner Services LLC (“Computershare”) will apply all cash dividends, capital gains and other distributions (collectively, “Distributions”) on the Fund’s shares of common stock which become payable to each Plan participant to the purchase of outstanding shares of the Fund’s common stock for such participant. These purchases may be made on a securities exchange or in the over-the-counter market, and may be subject to such terms of price, delivery, and related matters to which Computershare may agree. The Fund will not issue new shares in connection with the Plan.

Distributions reinvested for participants are subject to income taxes just as if they had been paid directly to the shareholder in cash. Participants will receive a year-end statement showing distributions reinvested, and any brokerage commissions paid on such participant’s behalf.

Shareholders holding shares of the Fund in their own names who wish to terminate their participation in the Plan may do so by sending written instruction to Computershare so that Computershare receives such instructions at least 10 days prior to the Distribution record date. Shareholders with shares held in account by a bank, broker, or other nominee should contact such bank, broker, or other nominee to determine the procedure for withdrawal from the Plan.

(continues)       33

Other Fund information
(Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Dividend reinvestment plan (continued)

If written instructions are not received by Computershare at least 10 days prior to the record date for a particular Distribution, that Distribution may be reinvested at the sole discretion of Computershare. After a shareholder’s instructions to terminate participation in the Plan become effective, Distributions will be paid to shareholders in cash. Upon termination, a shareholder may elect to receive either stock or cash for all the full shares in the account. If cash is elected, Computershare will sell such shares at the then current market value and then send the net proceeds to the shareholder, after deducting brokerage commissions and related expenses. Any fractional shares at the time of termination will be paid in cash at the current market price, less brokerage commissions and related expenses, if any. Shareholders may at any time request a full or partial withdrawal of shares from the Plan, without terminating participation in the Plan. When shares outside of the Plan are liquidated, Distributions on shares held under the Plan will continue to be reinvested unless Computershare is notified of the shareholder’s withdrawal from the Plan.

An investor holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Please contact your broker/dealer for additional details.

Computershare will charge participants their proportional share of brokerage commissions on market purchases. Participants may obtain a certificate or certificates for all or part of the full shares credited to their accounts at any time by making a request in writing to Computershare. A fee may be charged to the participant for each certificate issuance.

If you have any questions and shares are registered in your name, contact Computershare at 866 437-0252 or P.O. Box 358035, Pittsburgh, PA 15252-8035. If you have any questions and shares are registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

Effective August 1, 2008, the Dividend Reinvestment Plan may be amended by the Fund upon twenty days written notice to the Plan’s participants.

Board consideration of Delaware Investments Dividend and Income Fund, Inc. investment advisory agreement

At a meeting held on August 21–23, 2012 (the “Annual Meeting”), the Board of Directors (the “Board”), including a majority of disinterested or independent Directors, approved the renewal of the Investment Advisory Agreement for Delaware Investments Dividend and Income Fund, Inc. (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided in May 2012 and included independent historical and comparative reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Directors reviewed and discussed the Lipper reports with independent legal counsel to the Independent Directors. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities in certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Directors received assistance and advice from and met separately with independent legal counsel to the Independent Directors. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC (“Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the highest performance ranked first, and a fund with the lowest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods ended March 31, 2012. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all leveraged closed-end income and preferred stock funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three- and five-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the ten-year period was in the fourth quartile. The Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and meet the Board’s performance objective.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar closed-end funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group.

(continues)       35

Other Fund information
(Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Board consideration of Delaware Investments Dividend and Income Fund, Inc. investment advisory agreement (continued)

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management profitability analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments® Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

Economies of Scale. As a closed-end fund, the Fund does not issue shares on a continuous basis. Fund assets increase only to the extent that the values of the underlying securities in the Fund increase. Accordingly, the Board determined that the Fund was not likely to experience significant economies of scale due to asset growth and, therefore, a fee schedule with breakpoints to pass the benefit of economies of scale on to shareholders was not likely to provide the intended effect.

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended November 30, 2012, the Fund designates distributions paid during the year as follows:

(A)
Ordinary	(B)
Income	Return	Total	(C)
Distributions*	of Capital	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
86.10%	13.90%	100.00%	29.09%

(A)	and (B) are based on a percentage of the Fund’s total distributions.
(C)	is based on a percentage of the Fund’s ordinary income distributions.
1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
* For the fiscal year ended November 30, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and as extended by the Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010. The Fund intends to designate up to a maximum percentage of 55.33% to be taxed at maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	71	Director and Audit
2005 Market Street	President,	since August 16, 2006	various executive capacities		Committee Member —
Philadelphia, PA	Chief Executive		at different times at		Kaydon Corp.
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer			Board of Governors
April 1963		since August 1, 2006			Member — Investment
Company Institute (ICI)
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	71	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103					(2007–2011)

October 1947
John A. Fry	Trustee	Since	President	71	Board of Governors
2005 Market Street		January 2001	Drexel University		Member — NASDAQ
Philadelphia, PA			(August 2010–Present)		OMX PHLX LLC
19103
			President —		Director and Audit
May 1960			Franklin & Marshall College		Committee Member —
			(June 2002–July 2010)		Community Health
Systems

Director — Ecore
International
(2009–2010)

Director — Allied
Barton Securities
Holdings (2005–2008)
Anthony D. Knerr	Trustee	Since	Managing Director —	71	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Private Investor	71	None
2005 Market Street		March 2005	(2004–Present)
Philadelphia, PA
19103

June 1947

(continues)       37

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Frances A. Sevilla-Sacasa	Trustee	Since	Chief Executive Officer —	71	Trust Manager —
2005 Market Street		September 2011	Banco Itaú Europa		Camden Property
Philadelphia, PA			International		Trust (since August 2011)
19103			(since April 2012)

January 1956			Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011)
— University of Miami
School of Business
Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	71	Director, Audit
2005 Market Street		April 1999	(January 2006–July 2012)		Committee Member
Philadelphia, PA			Vice President — Mergers & Acquisitions		and Investment
19103			(January 2003–January 2006), and		Committee Member —
			Vice President and Treasurer		Okabena Company
July 1948			(July 1995–January 2003)
			3M Corporation		Chair — 3M Investment
Management Company
(January 2005–July 2012)
J. Richard Zecher	Trustee	Since	Founder —	71	Director and Compensation
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director —
July 1940			Founder —		Oxigene, Inc.
			P/E Investments		(2003–2008)
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	71	None[3]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	71	None[3]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 2007	different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Executive Vice	Executive Vice President	David P. O’Connor has served in	71	None[3]
2005 Market Street	President,	since February 2012;	various executive and legal
Philadelphia, PA	General Counsel,	Senior Vice President	capacities at different times
19103	and Chief	October 2005–February 2012;	at Delaware Investments.
	Legal Officer	General Counsel and
February 1966		Chief Legal Officer
since
October 2005
Richard Salus	Senior	Chief Financial	Richard Salus has served in	71	None[3]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963

[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor and its transfer agent.
[3] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor and transfer agent as the registrant.

About the organization

This annual report is for the information of Delaware Investments® Dividend and Income Fund, Inc. shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices. Your Fund’s Board of Directors approved a share repurchase program in 1994 that authorizes the Fund to purchase up to 10% of its outstanding shares on the floor of the New York Stock Exchange.

Board of Directors	Affiliated officers	Contact information

Patrick P. Coyne
Chairman, President,
and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett†
Private Investor
Rosemont, PA

John A. Fry†
President
Drexel University
Philadelphia, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Frances A. Sevilla-Sacasa†
Chief Executive Officer
Banco Itaú Europa International
Miami, FL

Janet L. Yeomans†
Former Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

†Audit committee member

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Executive Vice President, General
Counsel, and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund’s website at delawareinvestments.com; and (iii) on the SEC’s website at sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Investment manager
Delaware Management Company
a series of Delaware Management
Business Trust
Philadelphia, PA

Principal office of the Fund
2005 Market Street
Philadelphia, PA 19103-7094

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

Registrar and stock transfer
agent
Computershare Shareowner Services LLC
480 Washington Blvd.
Jersey City, NJ 07310
866 437-0252

Website
delawareinvestments.com

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Your reinvestment options
Delaware Investments Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Computershare Shareowner Services LLC at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett1
     John A. Fry
     Frances A. Sevilla-Sacasa
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $16,300 for the fiscal year ended November 30, 2012.

_______________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of: his education and Chartered Financial Analyst designation; his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers; and his prior service on the audit committees of public companies.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $11,534 for the fiscal year ended November 30, 2011.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2012.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $685,000 for the registrant’s fiscal year ended November 30, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2011.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $593,000 for the registrant’s fiscal year ended November 30, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; reporting up and subsidiary statutory audits.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,090 for the fiscal year ended November 30, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2012.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,250 for the fiscal year ended November 30, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2011.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2012.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2011.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $25,000 for the registrant’s fiscal year ended November 30, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These other services were as follows: attest examination of management's assertion to the controls in place at the transfer agent to be in compliance with Rule 17ad-13(a)(3) of the Securities Exchange Act of 1934.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services	up to $25,000 per Fund
Statutory audits or financial audits for new Funds

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $10,867,923 and $5,228,766 for the registrant’s fiscal years ended November 30, 2012 and November 30, 2011, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Thomas L. Bennett, Joseph W. Chow, John A. Fry, Frances A. Sevilla-Sacasa and Janet L. Yeomans.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     The registrant has formally delegated to its investment adviser(s) (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

     In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), a wholly owned subsidiary of RiskMetrics Group (“RiskMetrics”), which is a subsidiary of MSCI Inc., to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities. If a proxy has been voted for the registrant, ISS/RiskMetrics will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at www.delawareinvestments.com; and (ii) on the Commission’s website at www.sec.gov.

     The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

     Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all registrant proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Other Accounts Managed
     The following chart lists certain information about types of other accounts for which each Fund manager is primarily responsible as of November 30, 2012. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2012.

			No. of Accounts with	Total Assets in Accounts
	No. of	Total Assets	Performance-	with Performance-
	Accounts	Managed	Based Fees	Based Fees
Damon J. Andres
Registered Investment	9	$1.5 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	7	$272.6 million	0	$0
Wayne A. Anglace
Registered Investment	3	$683.5 million	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	28	$312.3 million	0	$0
Kristen E. Bartholdson
Registered Investment	6	$3.1 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	32	$4.7 billion	1	$1.7 billion
Thomas H. Chow
Registered Investment	12	$20.9 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	12	$4.3 billion	0	$0

Craig C. Dembek
Registered Investment	0	$0	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	2	Less than $1 million	0	$0
Roger A. Early
Registered Investment	17	$25.7 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	46	$6.3 billion	2	$841.0 million
Nikhil G. Lalvani
Registered Investment	6	$3.1 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	32	$4.7 billion	1	$1.7 billion
Anthony A. Lombardi
Registered Investment	6	$3.1 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	31	$4.2 billion	1	$1.7 billion
Paul A. Matlack
Registered Investment	1	$14.8 million	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	2	Less than $1 million	0	$0
John P. McCarthy
Registered Investment	0	$0	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	2	Less than $1 million	0	$0
D. Tysen Nutt
Registered Investment	7	$3.3 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	35	$4.7 billion	1	$1.7 billion
Robert A. Vogel
Registered Investment	6	$3.1 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	33	$4.7 billion	1	$1.7 billion
Babak Zenouzi
Registered Investment	16	$2.8 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	6	$272.8 million	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST
     Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or Fund. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

     Three of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

     A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio’s manager’s compensation consists of the following:

     Base Salary – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus – (Mr. Nutt, Ms. Bartholdson, Mr. Lalvani, Mr. Lombardi and Mr. Vogel only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the one-year, three-year and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three-year and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     (Mr. Andres and Mr. Zenouzi only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-year, three-year and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three-year and five-year performance is weighed more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     (Mr. Anglace, Mr. Chow, Mr. Dembek, Mr. Early, Mr. Matlack and Mr. McCarthy only) An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

     Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 60%-75% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the BNY Mellon, eVestment Alliance, and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the top 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 25%-40% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

     For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

     Incentive Unit Plan – Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010. Awards are no longer granted under the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan or the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan, which was established in 2001.

     The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser.

Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

     Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
     As of November 30, 2012, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics

Not applicable.

	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

	(3)	Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE INVESTMENTS® DIVIDEND AND INCOME FUND, INC.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 1, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 1, 2013

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 1, 2013